UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2026

STRATEGY INC

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 8, 2026, Strategy Inc (the “Company”) held its 2026 Annual Meeting of Stockholders. The following proposals were adopted by the votes specified below.

1. To elect the following eight (8) directors for the next year:	Class	For	Withheld	Broker Non-votes
Michael J. Saylor	Common	321,909,589	16,834,278	73,095,003
Phong Q. Le	Common	325,774,679	12,969,188	73,095,003
Brian P. Brooks	Common	325,804,775	12,939,092	73,095,003
Jane A. Dietze	Common	326,098,913	12,644,954	73,095,003
Stephen X. Graham	Common	323,544,158	15,199,709	73,095,003
Jarrod M. Patten	Common	324,237,991	14,505,876	73,095,003
Carl J. Rickertsen	Common	306,098,976	32,644,891	73,095,003
Gregg J. Winiarski	Common	325,727,519	13,016,348	73,095,003

	Class	For	Against	Abstain	Broker Non-votes
2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, as disclosed in the proxy statement.	Common	409,630,016	1,314,739	894,115	–

	Class	For	Against	Abstain	Broker Non-votes
3. To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement.	Common	327,711,367	10,458,238	574,262	73,095,003

	Class	For	Against	Abstain	Broker Non-votes
4. To ratify, pursuant to Section 204 of the General Corporation Law of the State of Delaware, the filing and effectiveness of the Certificate of Amendment to the Certificate of Designations of the Company’s 8.00% Series A Perpetual Strike Preferred Stock filed with the Secretary of State of the State of Delaware on July 7, 2025, and the amendment to the liquidation preference of such stock effectuated thereby, as disclosed in the proxy statement.	Common	302,968,907	35,304,265	470,695	73,095,003

	Class	For	Against	Abstain	Broker Non-votes

5. To approve and adopt an amendment and restatement of the Certificate of Designations of the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock to provide for two scheduled dividend payment dates per month, instead of one, as disclosed in the proxy statement.

	Common STRC	338,212,040 44,969,003	373,535 1,185,259	158,292 466,700	73,095,003 –

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2026	Strategy Inc (Registrant)

	By:	/s/ Thomas C. Chow
	Name:	Thomas C. Chow
	Title:	Executive Vice President & General Counsel